Exhibit 99.4
NJR Contacts:
Roberto Bel, Vice President, Treasurer & Investor Relations	732-938-1049
Dennis Puma, Director, Investor Relations & Treasury Services	732-938-1229

November 17, 2021

SUMMARY OF BASE RATE CASE SETTLEMENT
A 43% Increase in Rate Base to $2.523 Billion

At its regularly scheduled meeting today, the New Jersey Board of Public Utilities (“BPU”) approved a $79.0 million base rate increase for New Jersey Natural Gas Company (“NJNG” or the “Company”), the principal subsidiary of New Jersey Resources Corporation (NJR).  New base rates will be effective on December 1, 2021.

BACKGROUND

NJNG filed a base rate case in March 2021 seeking a $165.67 million increase in its delivery rates.  Based upon its final update, NJNG supported an increase of $162.46 million, reflecting the Company’s actual test year.  Since the conclusion of its last base rate case in 2019, NJNG has invested approximately $814.0 million to upgrade and enhance the safety and reliability of its transmission and distribution systems, including the installation of its Southern Reliability Link (“SRL”).

KEY PROVISIONS

The rate case settlement (the “Settlement”) contains several important components including:

•	A 43% increase in rate base to $2.523 billion from $1.765 billion.

•	An overall rate of return of 6.84% calculated as follows:

	Ratios	Cost Rate	Weighted Cost Rate
Long-term Debt	46.0%	3.60%	1.66%
Common Equity	54.0%	9.60%	5.18%
Total	100.0%		6.84%

•	An agreed upon Return on Equity of 9.60% with a 54.0% equity ratio. This maintains the 9.60% ROE with a 54.0% equity ratio in NJNG’s last base rate case in 2019.

•	Maintaining the existing composite depreciation rate of 2.78%.

•	New Assets.

Included is the recovery of all capital investments related to NJNG’s SRL project, a new training facility and green hydrogen facility.

The SRL, a new 30-mile transmission pipeline, provides a new natural gas feed into the southern end of NJNG’s service territory, significantly enhancing the reliability and resiliency of its distribution system.

The new training facility is a part of NJNG’s commitment to safety. It will provide mandated operator qualification and safety-related training, including classroom and simulated field activities for NJNG employees and third-party contractors, as well as training opportunities for local emergency personnel.

The cutting-edge green hydrogen project is the first of its kind on the east coast to generate zero-carbon green hydrogen and blend that energy with natural gas on an existing distribution system serving customers.  The project results in lower emissions from the energy NJNG delivers.

REVENUE INCREASE DETAILS

The following components support the revenue increase in the Settlement:

($ millions, except as noted)
Rate Base	$2,523
Rate of Return	6.84%
Income Requirement	$172.61
Pro-Forma Income	$116.50
Operating Income Deficiency	$56.10
Revenue Factor	1.4081
Revenue Requirement	$79.00

RECONCILIATION

The primary differences between the Company's original request and the increase granted are as follows:

($ millions)	Amount
AMOUNT REQUESTED - March 2021		$165.67

UPDATES
Rate Base/Cost of Debt Updates	24.62
Operating Income Updates	(27.83)	(3.21)
SUPPORTED AMOUNT AFTER UPDATES - September 2021		$162.46

SETTLEMENT RECONCILIATION
Reduction in Rate Base/WACC	(24.29)
Operating Income Adjustments	(59.17)	(83.46)

SETTLEMENT AMOUNT		$79.00

COMPARISON OF PREVIOUS NJNG BASE RATE CASES

Listed below is a comparison of the major financial aspects of NJNG’s last three base rate cases:

($ millions, except as noted)	November 2021 Order	November 2019 Order	September 2016 Order
Rate Base	$2,523	$1,764	$1,374
Common Equity Component	54.0%	54.0%	52.5%
Return on Equity	9.60%	9.60%	9.75%
Depreciation Rate	2.78%	2.78%	2.40%
Filing Date	March 2021	March 2019	November 2015

FORWARD LOOKING STATEMENTS

This fact sheet contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR’s ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Words such as “anticipates,” “estimates,” “expects,” “projects,” “may,” “will,” “intends,” “plans,” “believes,” “should” and similar expressions may identify forward-looking statements and such forward-looking statements are made based upon management’s current expectations, assumptions, and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management’s expectations, assumptions and beliefs or that the effect of future developments on NJR will be those anticipated by management. Forward-looking statements in this earnings release include, but are not limited to, certain statements regarding NJR’s NFEPS guidance for fiscal 2021 or fiscal 2022, results of ongoing and future rate cases, forecasted contribution of business segments to NJR’s NFE for fiscal 2021 or fiscal 2022, future NJR and NJNG capital expenditures, infrastructure programs and investments such as SRL, Infrastructure Investment Program, Safety Acceleration and Facility Enhancement Program, Phase II and energy efficiency programs, the ability to construct and operate the Adelphia Gateway Pipeline project, and other legal and regulatory expectations.

Additional information and factors that could cause actual results to differ materially from NJR’s expectations are contained in NJR’s filings with the SEC, including NJR’s Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC’s web site, http://www.sec.gov. Information included in this fact sheet is representative as of today only and while NJR periodically reassesses material trends and uncertainties affecting NJR's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the SEC, NJR does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.

ABOUT NEW JERSEY RESOURCES

New Jersey Resources (NYSE: NJR) is a Fortune 1000 company that, through its subsidiaries, provides safe and reliable natural gas and clean energy services, including transportation, distribution, asset management and home services. NJR is composed of five primary businesses:

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New Jersey Natural Gas, NJR’s principal subsidiary, operates and maintains over 7,500 miles of natural gas transportation and distribution infrastructure to serve over half a million customers in New Jersey’s Monmouth, Ocean and parts of Morris, Middlesex and Burlington counties.

•	NJR Clean Energy Ventures invests in, owns and operates solar projects with a total capacity of more than 365 megawatts, providing residential and commercial customers with low-carbon solutions.

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NJR Energy Services manages a diversified portfolio of natural gas transportation and storage assets and provides physical natural gas services and customized energy solutions to its customers across North America.

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Storage & Transportation serves customers from local distributors and producers to electric generators and wholesale marketers through its ownership of Leaf River Energy Center and the Adelphia Gateway Pipeline Project, as well as our 50% equity ownership in the Steckman Ridge natural gas storage facility.

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NJR Home Services provides service contracts as well as heating, central air conditioning, water heaters, standby generators, solar and other indoor and outdoor comfort products to residential homes throughout New Jersey.

NJR and its nearly 1,200 employees are committed to helping customers save energy and money by promoting conservation and encouraging efficiency through Conserve to Preserve® and initiatives such as The SAVEGREEN Project® and The Sunlight Advantage®.

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